FORM 8-K
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 14, 2005

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware (State of incorporation)	1-9447 (Commission File Number)	94-3030279 (I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500 Houston, Texas (Address of Principal Executive Offices)		77057-3268 (Zip Code)

(713) 267-3777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 15, 2005, Kaiser Aluminum Corporation (the “Company”) issued a press release announcing that it and its wholly owned subsidiary, Kaiser Aluminum & Chemical Corporation (“KACC”), had signed a commitment letter and filed a motion with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking approval to enter into an agreement with JPMorgan Chase Bank, National Association, J. P. Morgan Securities Inc. and The CIT Group/Business Credit, Inc. (collectively, “the banks”) under which the banks would provide a replacement for the Company’s and KACC’s existing Debtor-in-Possession Credit Facility and, separately, a commitment for a multi-year exit financing facility upon the Company’s and KACC’s emergence from Chapter 11. A copy of the press release announcing the signing of the commitment letter and filing of the motion is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

*99.1      Press Release dated January 15, 2005

* Included with this filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Daniel D. Maddox
Dated: January 19, 2005		Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1        Press Release dated January 15, 2005*

* Included with this filing.